                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)
                           FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
                                WM VARIABLE TRUST
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
               --------------------------------------------------
              (Name of Person(s) Filing Proxy Statement, if other
                              than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------

(5) Total fee paid:

      -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

      -------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------

(3) Filing Party:

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(4) Date Filed:

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

Q & A

SMALL CAP GROWTH FUND PROPOSED SUB-ADVISORY AGREEMENT

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees of WM Variable Trust, on behalf of its Small Cap Growth Fund (the "Fund"), has scheduled a special meeting of shareholders on March 16, 2005 at 10:00 a.m., Pacific time for the purpose of approving sub-advisory agreements relating to the Fund between WM Advisors, Inc. (the "Advisor"), the Fund, and Oberweis Asset Management, Inc. ("Oberweis"), and between the Advisor, the Fund, and Delaware Management Company ("Delaware Management"). The Board believes that the proposed agreements would be in the best interest of shareholders and recommends that you vote "FOR" their approval.

Q. WHY IS THE BOARD PROPOSING SUB-ADVISORS FOR THE FUND?

As part of its ongoing evaluation of the Fund and its investment advisors, the Advisor has determined that the Fund would benefit from allocating its assets among two sub-advisors. [The Advisor believes that the investment styles of Oberweis and Delaware Management (each a "Proposed Sub-Advisor") are complementary and that allocating the Fund's assets among these two sub-advisors could benefit the Fund by reducing volatility. In addition, the introduction of Oberweis and Delaware Management would enable the Advisor to focus its direct equity management resources on value-oriented portfolios, while leveraging the Advisor's existing asset allocation and sub-advisory oversight expertise.]

Q. WILL THE PROPOSAL AFFECT THE TOTAL ADVISORY FEES PAID BY THE FUND?

No. This change will not affect the Fund's aggregate advisory fee.

Q. HOW WILL THE ADVISOR ALLOCATE THE FUND'S ASSETS AMONG THE PROPOSED SUB-ADVISORS?

The Advisor will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor. The Advisor currently intends to allocate one half of the Fund's assets to each sub-advisor.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can use any of the following convenient methods:

- Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

- Touch tone telephone -- please refer to your proxy card.

- Internet -- please refer to your proxy card.

Your vote is important to us and will help ensure that the proposals in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your investment representative or call (800) 222-5852. Thank you for your time, consideration and vote.

[WM Group Letterhead]

February 23, 2005

DEAR SMALL CAP GROWTH FUND SHAREHOLDER:

The enclosed proxy statement solicits your vote as a shareholder of the Small Cap Growth Fund (the "Fund") for the purpose of approving sub-advisory agreements with two sub-advisors: Oberweis Asset Management, Inc. ("Oberweis") and Delaware Management Company ("Delaware Management"). This proxy statement is designed to give you information about the proposed agreements. After you have reviewed this material carefully, we encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposed agreements.

The Fund is managed by WM Advisors, Inc. (the "Advisor") and currently has no sub-advisors. Portfolio diversification and strategic asset allocation have long been key tenets of the Advisor's investment philosophy. Mindful of the relatively volatile nature of small cap growth equity investing, the Advisor believes the Fund could benefit from allocating Fund assets among the two sub-advisors. [The Advisor believes that the investment styles of Oberweis and Delaware Management (each a "Proposed Sub-Advisor") are complementary and that allocating the Fund's assets among these two sub-advisors could benefit the Fund by reducing volatility. In addition, the introduction of Oberweis and Delaware Management would enable the Advisor to focus its direct equity management resources on value-oriented portfolios, while leveraging the Advisor's existing asset allocation and sub-advisory oversight expertise.]

These proposals will NOT change the total advisory fees paid by the Fund.

A special meeting of shareholders has been scheduled for March 16, 2005 at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using any of the following methods:

      - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

      -     Touch tone telephone -- please refer to your proxy card.

      -     Internet -- please refer to your proxy card.

If you have questions, please contact your financial representative or call
(800) 222-5852.

Your vote is important to us and is needed to ensure that the proposed agreements in the proxy statement can be acted upon. We look forward to receiving your vote soon.

Sincerely,

William G. Papesh

President

                               VOTE TODAY BY MAIL,
               TOUCH-TONE PHONE AT (800) 690-6903 OR THE INTERNET
                        BY LOGGING ONTO WWW.PROXYWEB.COM

                                WM GROUP OF FUNDS
                              SMALL CAP GROWTH FUND
                                WM VARIABLE TRUST
                                1201 THIRD AVENUE
                            SEATTLE, WASHINGTON 98101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 16, 2005

TO THE SHAREHOLDERS OF THE SMALL CAP GROWTH FUND:

Notice is hereby given that a Special Meeting of Shareholders of the WM Small Cap Growth Fund (the "Fund"), a series of WM Variable Trust, will be held on March 16, 2005 at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

1. To approve or disapprove a sub-advisory agreement for the Fund among the Fund WM Advisors, Inc. and Oberweis Asset Management, Inc.;

2. To approve or disapprove a sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Delaware Management Company,

3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 1, 2005 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees,

John T. West, Secretary

February 23, 2005

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------------

                                WM GROUP OF FUNDS
                              SMALL CAP GROWTH FUND

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Variable Trust (the "Trust") for use at the Special Meeting of Shareholders of the Small Cap Growth Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Pacific time, on March 16, 2005, at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about February 23, 2005.

A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., P.O. BOX 9757, PROVIDENCE, RHODE ISLAND 02940-9757 OR BY CALLING (800) 222-5852.

I. GENERAL

All shareholders of record of the Fund as of the close of business on February 1, 2005, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was [___________].

Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE SUB-ADVISORY AGREEMENTS. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposals 1 and 2 for purposes of determining whether sufficient affirmative votes have been cast for each Proposal. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as a negative vote on each Proposal.

Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc., the Fund's investment advisor (the "Advisor"), and its affiliates. [The Trust has retained [ ] , to aid in the tabulation of proxies.]

[The costs of retaining [ ] and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Fund. The anticipated cost associated with the solicitation of proxies by [________] is [$________].

Portfolio diversification and strategic asset allocation have long been key tenets of the investment philosophy of the Advisor. Mindful of the relatively volatile nature of small cap growth equity investing, the Advisor believes the Fund could benefit from entering into sub-advisory agreements (the "Proposed Agreements") with Oberweis Asset Management, Inc. ("Oberweis") and Delaware Management Company ("Delaware Management"). Under the Proposed Agreements, each sub-advisor will invest the portion of the Fund allocated to it primarily in equity securities of small cap growth companies using its own distinct investment philosophy and process. The Advisor believes that the investment styles of Oberweis and Delaware Management (each a "Proposed Sub-Advisor") are complementary and that allocating the Fund's assets among the Proposed Sub-Advisors could benefit the Fund by reducing volatility. In addition, the introduction of Oberweis and Delaware Management would enable the Advisor to focus its direct equity management resources on value-oriented portfolios, while leveraging the Advisor's existing asset allocation and sub-advisory oversight expertise.

The Advisor will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor. The Advisor currently intends to allocate one half of the Fund's assets to each sub-advisor.

In order for Oberweis and Delaware Management to serve as sub-advisors to the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreements by both the Trustees and the Fund's shareholders.

[The Proposed Agreements were unanimously approved by the Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Proposed Agreements (the "Independent Trustees"), on February 17, 2005. The Trustees, including a majority of the Independent Trustees, are recommending approval of the Proposed Agreements by shareholders. If shareholders of the Fund do not approve either or both of the Proposed Agreements, the Trustees will consider what further actions to take. Such actions could include considering one or more other sub-advisors for the Fund.]

A description of the Proposed Agreements, the services to be provided sthereunder, and the procedures for termination and renewal thereof is set forth below under "Description of the Proposed Agreements." Such description is qualified in its entirety by reference to the form of Proposed Agreements set forth in Appendix A to this Proxy Statement. Additional information about Oberweis and Delaware Management is set forth below under "Additional Information."

DESCRIPTION OF THE PROPOSED AGREEMENTS

In order to assist it in carrying out its responsibilities as manager of the Fund, the Advisor has proposed to retain Oberweis and Delaware Management under the Proposed Agreements to render sub-advisory services to the Fund under the supervision of the Advisor and the Trustees.

Each Proposed Agreement provides that, subject to the supervision of the Trustees and the Advisor, the applicable Proposed Sub-Advisor will, with respect to the portion of the Fund's assets allocated to it, make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as supplemented from time to time and in conformity with the Trust's Master Trust Agreement, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). For its portion of the Fund, each Proposed Sub-Advisor will also place purchase and sale orders for securities to effectuate the investment decisions made, maintain books and records with respect to the securities transactions and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders; and supervise investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment. Each Proposed Agreement further provides that the applicable Proposed Sub-Advisor shall not use such records and information for any purpose other than performance of its responsibilities and duties thereunder. In addition, the Proposed Sub-Advisor will furnish the Fund or the Advisor with whatever statistical information the Fund or the Advisor may reasonably request with respect to the investments that the Fund may hold or consider purchasing.

Each Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, each Proposed Agreement be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Agreement terminates automatically in the event of their assignment or upon any termination of the advisory agreement between the Trust and the Advisor. Each Proposed Agreement may be terminated without penalty on thirty days' written notice, by the Advisor, the Board of Trustees of the Trust or by a vote of holders of a majority of the Funds' shares, and upon sixty days' written notice by the applicable Proposed Sub-Advisor.

Each Proposed Agreement provides that the applicable Proposed Sub-Advisor shall not be subject to any liability to the Trust, the Fund or the Advisor, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Each Proposed Agreement also provides that, for the period during which the Proposed Agreement is in effect, the Fund will pay the Advisor a monthly fee equal to the excess, if any, of the fee otherwise payable to the Advisor under the Advisory Agreement dated as of May 11, 2004 between the Advisor and the Fund (the "Advisory Agreement") over the total fees paid by the Fund pursuant to the sub-advisory agreements with respect to the Fund.

II. APPROVAL OF SUB-ADVISORY AGREEMENTS WITH EACH OF OBERWEIS AND DELAWARE MANAGEMENT.

TRUSTEES' CONSIDERATIONS

[In determining whether to approve the Proposed Agreements, the Trustees met with the relevant investment advisory personnel of the Advisor and the proposed portfolio managers from the Proposed Sub-Advisor. The Trustees also considered information provided by the Advisor and each Proposed Sub-Advisor relating to the education, experience, and number of investment professionals and other personnel providing services under the Proposed Agreements for the purpose of evaluating Oberweis's and Delaware Management's fitness to serve as investment advisors to the Fund. The Trustees also took into account the time and attention that would be devoted by senior management of each Proposed Sub-Advisor to the Fund. The Trustees evaluated the level of skill required to manage the Fund and concluded that the resources that each Proposed Sub-Advisor would devote to the Fund were appropriate to fulfill effectively their respective duties under the applicable Proposed Agreement. The Trustees also considered the business reputation and financial resources of each Proposed Sub-Advisor and concluded that it would be able to meet any reasonably foreseeable obligations under the Proposed Agreement.]

[The Trustees considered information concerning the investment philosophy and investment process proposed to be applied by each Proposed Sub-Advisor in managing the Fund. In this context, the Trustees considered the in-house research capabilities of each Proposed Sub-Advisor as well as other sources available to each Proposed Sub-Advisor's personnel, including research services available to each Proposed Sub-Advisor that would result from securities transactions effected for the Fund and other investment advisory clients of each Proposed Sub-Advisor. The Trustees concluded that the investment philosophy, process, and research capabilities of Oberweis and Delaware Management were well suited to the Fund, given its investment objective and policies.]

[The Trustees considered the scope of the services to be provided by each Proposed Sub-Advisor to the Fund under the applicable Proposed Agreement relative to services provided by third parties to other mutual funds and services provided by Oberweis and Delaware Management currently to mutual funds and other clients. The Trustees considered the services to be provided by the Advisor with respect to the Fund, including oversight by the Advisor of the advisory services to be provided by each Proposed Sub-Advisor, and other non-advisory services provided by the Advisor. The Trustees noted that the standard of care applicable to each Proposed Sub-Advisor under the Proposed Agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services to be provided to the Fund by each Proposed Sub-Advisor was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.]

[The Trustees evaluated the record of each Proposed Sub-Advisor with respect to regulatory compliance. The Trustees also evaluated the procedures of each Proposed Sub-Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the code of ethics of each Proposed Sub-Advisor (regulating the personal trading of its officers and employees), the procedures by which each Proposed Sub-Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing, and the record of each Proposed Sub-Advisor in these matters. The Trustees also received and considered information concerning procedures of each Proposed Sub-Advisor with respect to the execution of portfolio transactions.]

[The Trustees considered information relating to the investment performance of accounts managed by each Proposed Sub-Advisor in a style similar to that it would use with respect to the Fund and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, three- and five-year periods, and considered information presented by the Advisor with respect to its expectations regarding the relative performance of each Proposed Sub-Advisor under different market conditions and during different phases of a market cycle, the volatility of such returns, as well as factors identified by each Proposed Sub-Advisor as contributing to performance. The Trustees concluded that the scope and quality of the services expected to be provided by each Proposed Sub-Advisor, as well as the investment performance of comparable investment advisory clients of each Proposed Sub-Advisor, were sufficient, in light of market conditions, performance attribution, the resources dedicated by the Proposed Sub-Advisor and its integrity, its personnel and systems and its financial resources, to merit approval of the applicable Proposed Agreement.]

[In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Proposed Agreements. The Trustees not only took into account the actual dollar amount of fees to be paid by the Fund directly to each Proposed Sub-Advisor, but also took into account so-called "fallout benefits" to each Proposed Sub-Advisor, such as any incremental increase to its reputation derived from serving as investment advisor to the Fund. The Trustees also considered fees paid to each Proposed Sub-Advisor, and services provided by each Proposed Sub-Advisor, under other advisory contracts, concluding that, considering the relative complexity of the investment management responsibilities under such contracts, the fees to be paid to each Proposed Sub-Advisor and the services to be provided by each Proposed Sub-Advisor under the applicable Proposed Agreement bore a reasonable relationship to such fees and services.]

[The Trustees also considered the effective fees under the Proposed Agreements, as a percentage of assets at different asset levels, and possible economies of scale to each Proposed Sub-Advisor and concluded that the fee levels reflect an appropriate sharing of these economies of scale. The Trustees also considered the fact that, under the Proposed Agreements, the fees payable to the Advisor by the Fund are reduced by the total fees paid by the Fund under the Proposed Agreements and the possible impact of each Proposed Sub-Advisor's fees on the profitability of the Advisor. The Trustees did not evaluate the expected profitability of Oberweis or Delaware Management with respect to the Fund, both because of the lack of actual operating history and because the Trustees concluded that the negotiations between the Advisor and each Proposed Sub-Advisor regarding the Proposed Agreements had been entirely at arms-length.]

[In evaluating the Fund's sub-advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that generally greater research intensity and trading acumen is required for equity funds such as the Fund, as compared to funds investing in primarily debt obligations.]

[In considering to recommend approval of more than one sub-advisor, the Trustees also took into account the fact that common holdings across one or more sub-advisors will create the possibility of "wash sales," i.e., the sale of a security within 30 days of its purchase or vice versa. For example, if Oberweis were to sell a security from the portion of the Fund managed by it and Delaware Management were to purchase the same security within 30 days, that would constitute a "wash sale," even though different sub-advisors were responsible for the purchase and sale decisions. "Wash sales" are disadvantageous from a tax perspective because gains are recognized on a current basis, but losses are deferred.]

[The Trustees also took into account the fact that the Fund will experience higher portfolio turnover in connection with the initial allocation of Fund assets to Oberweis and Delaware Management, with the attendant brokerage, custodian, and other transactional costs (estimated by the Advisor, based on its contemplated initial allocation, at approximately [___]% of the Fund's assets). Future reallocations among the sub-advisors may also result in higher portfolio turnover and related costs.]

[Based on the foregoing, the Trustees concluded that the fees to be paid under each Proposed Agreement were fair and reasonable, given the scope and quality of the services proposed to be rendered by the Proposed Sub-Advisor. The Trustees unanimously approved, and recommend that shareholders of the Fund approve, each Proposed Agreement.]

SUB-ADVISORY FEES

The Fund would pay fees to Oberweis and Delaware Management under the Proposed Agreements, although the amount paid by the Fund to the Advisor would be reduced by amounts paid to Oberweis and Delaware Management.

Under the Proposed Agreement with Oberweis, Oberweis would receive fees on a monthly basis calculated at an annual rate of 0.60% of the average daily net assets of the Fund and the Small Cap Growth series of WM Variable Trust (together, the "Combined Assets") under management by Oberweis on the first $250 million of such assets, 0.50% of the next $250 million of such Combined Assets, and 0.40% of such assets in excess of $500 million. If the Proposed Agreement with Oberweis had been in effect for the fiscal year ended December 31, 2004, the Advisor estimates that Oberweis would have received fees equal to [__]% of the Combined Assets managed by Oberweis, assuming that Oberweis had managed a portion of the Combined Assets equal to the portion of the Combined Assets that the Advisor expects to initially allocate to Oberweis.

Under the Proposed Agreement with Delaware Management, Delaware Management would receive fees on a monthly basis calculated at an annual rate of 0.60% of the average daily net assets of the Fund and the Small Cap Growth series of WM Variable Trust under management by Delaware Management on the first $250 million of such assets, 0.50% of the next $250 million of such Combined Assets, and 0.40% of such Combined Assets in excess of $500 million. If the Proposed Agreement with Delaware Management had been in effect for the fiscal year ended December 31, 2004, Delaware Management would have received fees equal to [___]% of the Combined Assets managed by Delaware Management, assuming that Delaware Management had managed a portion of the Combined Assets equal to the portion of the Combined Assets that the Advisor expects to initially allocate to Delaware Management.

To the extent that the Fund may pay lower fees to Oberweis or Delaware Management for sub-advisory services provided to the Fund, the Advisor may have a financial incentive to allocate more assets to the sub-advisor that receives lower fee payments.

TRUSTEES' RECOMMENDATION

THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AGREEMENTS.

Approval of each Proposed Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III.  ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is a series investment company with seven investment portfolios. The Fund is one of those portfolios and is diversified.

The Principal Executive Officer and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.

       NAME                            PRINCIPAL OCCUPATION
       ----                            --------------------
William G. Papesh                Director and President of the Advisor;
                                 WM Funds Distributor, Inc. and WM
                                 Shareholder Services, Inc.

Michael L. Amato                 Director of the Advisor, WM Funds
                                 Distributor, Inc. and WM Shareholder
                                 Services, Inc. and Senior Vice President of
                                 Washington Mutual Bank, Washington
                                 Mutual Bank, FA and Washington Mutual
                                 Bank fsb.

Mike E. Brandeberry              Director of the Advisor and Senior Vice
                                 President of Washington Mutual Bank, Washington
                                 Mutual Bank, FA and Washington Mutual Bank fsb.

Melissa R. Martinez              Director of the Advisor, WM Funds
                                 Distributor, Inc. and WM Shareholder
                                 Services, Inc. and Senior Vice President of
                                 Washington Mutual Bank.

Scott Pelkola                    Director of the Advisor, WM Funds
                                 Distributor, Inc. and WM Shareholder
                                 Services, Inc. and Senior Vice President of
                                 Washington Mutual Bank, Washington
                                 Mutual Bank, FA and Washington Mutual
                                 Bank fsb.

Gary J. Pokrzywinski             Director and Senior Vice President of the
                                 Advisor; Director of WM Funds
                                 Distributor, Inc. and WM Shareholder
                                 Services, Inc.

Debra C. Ramsey                  Director and Senior Vice President of the
                                 Advisor, WM Funds Distributor, Inc. and WM
                                 Shareholder Services, Inc.

By virtue of their positions with the Advisor and its affiliates, each of the foregoing may have an interest in shareholder approval of the Proposed Agreements.

INFORMATION ABOUT THE ADVISOR

The Advisor is registered under the Advisers Act and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

ADVISORY AGREEMENT

The Advisor currently acts as the Fund's investment advisor pursuant to the Advisory Agreement, which was last approved by the Fund's shareholders on December 23, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment advisor.

The Advisor's responsibilities under the Advisory Agreement include formulating the Fund's investment policies (subject to the terms of the prospectus), analyzing economic trends, directing and evaluating the investment services provided by any sub-advisors and monitoring the Fund's investment performance and reporting to the Trustees, as well as providing certain administrative services for the Fund. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to the Fund and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either:
(a) by the vote of a majority of the Trustees, or (b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Advisor. The Advisory Agreement provides that it may be amended only in accordance with the 1940 Act.

The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Trust by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Advisor or by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

The Advisory Agreement provides that the Advisor shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Advisor shall pay the expenses incurred by it in connection with its activities under the Advisory Agreement.

[Under the Advisory Agreement, the Fund pays the Advisor a monthly advisory fee based on the excess, if any, of (i) 0.85% of the first $500 million, 0.75% of the next $2.5 billion, and 0.70% thereafter, of the Fund's average daily net assets over (ii) the fees paid by the Fund directly to its sub-advisor or sub-advisors.]

FEES PAID

For the fiscal year ended December 31, 2004, the Fund paid advisory fees to the Advisor, and distribution fees to the WM Funds Distributor, Inc. (the "Distributor") as follows: advisory fees: $476,666; distribution fees: $410,425. If the fees in the Proposed Agreement had been in effect during such fiscal year, and assuming Oberweis and Delaware Management had managed the Fund's
assets, the net advisory fees paid to the Advisor would have been [$         ],
representing a decrease of [ ]% from the net advisory fees actually paid to the Advisor.

INFORMATION ABOUT OBERWEIS

Oberweis, located at 951 Ice Cream Drive, North Aurora, Illinois 60542, is a boutique investment firm established in 1997 that focuses on investments in rapidly growing companies. It provides investment advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2004, Oberweis had approximately $925 million in assets under management. [Oberweis has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Agreement.]

The Principal Executive Officers and Directors of Oberweis and their principal occupations are listed below. The address for each is 951 Ice Cream Drive, North Aurora, Illinois 60542.

         NAME                            PRINCIPAL OCCUPATION
         ----                            --------------------
James W. Oberweis, CFA      Director, President, Portfolio Manager, and
                            Principal, Oberweis Asset Management,
                            Inc.

Martin L. Yokosawa          Senior Vice President, Portfolio Manager, and
                            Principal, Oberweis Asset Management, Inc.

Kenneth S. Farsalas, CFA    Vice President, Portfolio Manager, and Principal
                            Oberweis Asset Management, Inc.

David I. Covas, CFA         Vice President, Analyst, and Principal, Oberweis
                            Asset Management, Inc.

Patrick B. Joyce, CPA       Director, Executive Vice President, Chief Financial
                            Officer and Principal Oberweis Asset Management,
                            Inc.

Brian K. Lee                Director   of   Marketing   &  Client   Service  and
                            Principal, Oberweis Asset Management, Inc.

Steven J. LeMire            Vice President, Operations and Principal, Oberweis
                            Asset Management, Inc.

If the Proposed Agreement is approved by shareholders, James W. Oberweis will be primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Oberweis.

INFORMATION ABOUT DELAWARE MANAGEMENT

Delaware Management, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of September 30, 2004, DMH and its subsidiaries had approximately $90 billion in assets under management, including $7 billion in growth equity assets and $4.8 billion in small cap assets. DMH and Delaware Management are indirect, wholly-owned subsidiaries, and subject to the ultimate control of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. [Delaware Management has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Agreement.]

The Principal Executive Officer and Trustees of Delaware Management and their principal occupations are listed below. The address for each is 2005 Market Street, Philadelphia, Pennsylvania 19103.

      NAME                         PRINCIPAL OCCUPATION
      ----                         --------------------
Jude T. Driscoll             Trustee and President / Chief Executive
                             Officer of Delaware Management

John B. Fields               Trustee and Senior Vice President / Senior
                             Portfolio Manager of Delaware
                             Management

Richelle S. Maestro          Trustee and Executive Vice President /
                             General Counsel / Secretary of Delaware
                             Management

See Yeng Quek                Trustee and Executive Vice President /
                             Managing Director / Chief Investment
                             Officer, Fixed Income of Delaware
                             Management

If the Proposed Agreement is approved by shareholders, the following members of the investment team will be primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Delaware Management.

    NAME                           PRINCIPAL OCCUPATION
    ----                           --------------------
Jerry Frey                Chief Investment Officer, Delaware Management
                          Company

Steve Lampe               Healthcare/Portfolio Manager & Analyst, Delaware
                          Management Company

Marshall Bassett          Consumer & Retail/ Portfolio Manager & Analyst,
                          Delaware Management Company

John Heffern              Financial/Business Services/ Portfolio Manager &
                          Analyst, Delaware Management Company

Jeff Hynoski              Technology/ Portfolio Manager & Analyst, Delaware
                          Management Company

OTHER SIMILAR FUNDS ADVISED OR SUB-ADVISED BY OBERWEIS

Please see below information on similar mutual funds sub-advised/advised by Oberweis or any of its affiliates.

The Oberweis Emerging Growth Portfolio, with $175.6 million in assets as of December 31, 2004, is managed by Oberweis in a substantially similar style to that it proposes to use for the Small Cap Growth Fund, although actual portfolio holdings may slightly vary. Oberweis receives advisory and non-advisory fees totaling .85% of the average daily net assets on the first $50 million and .80% on amounts over $50 million. Oberweis also subadvises (in a substantially similar style to that it proposes to use for the Small Cap Growth Fund) portions of the portfolios of other investment companies. Oberweis receives an advisory fee of 0.70% for Optimum Small Cap Growth Fund, for which it managed approximately $26.5 million as of December 31, 2004. Oberweis receives an advisory fee of 0.60% from GVIT Small Cap Growth Fund for which it managed approximately $87.5 million in assets as of December 31, 2004. Oberweis receives an advisory fee of 0.55% from JP Morgan Multi-Manager Small Cap Growth Fund, for which it managed approximately $24.8 million in assets as of December 31, 2004.

OTHER SIMILAR FUNDS ADVISED OR SUB-ADVISED BY DELAWARE MANAGEMENT

Please see below information on funds sub-advised/advised by Delaware Management that are managed by the same team that would manage the Fund and are managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Delaware Management funds listed below and the Fund.

                               ASSET LEVEL AS OF
TYPE OF CLIENT                     12/31/04                        FEE
--------------                 -----------------           --------------------
Mercantile Capital              96,977,927                 0.70% on First 1000M
Opportunities                                              0.60% Over 1000M
Simt Small Cap Growth Fund      204,393,718                0.50% on all
Siit Small Cap Fund             145,958,625                0.50% on all
First Funds Capital             120,573,215                0.70% on First 50M
Appreciation
First Horizon Capital           5,247,232                  0.65% Over 50M
Appreciation                                               0.60% on all
Diversified Small Cap Growth    108,525,645                0.50% on all
DCGTX-DPT Small Cap Growth      2,079,932                  0.92%
II Equity Fund
DSCIX-Small Cap Growth          42,044,272 (all classes)   1.35% for I class
Mutual Fund

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund will be made by the Advisor, or by Oberweis or Delaware Management, each of which also is responsible for placing these transactions, subject to the overall review of the Trustees. Although investment decisions for the Fund will be made independently from those of the other accounts managed by the Advisor, Oberweis or Delaware Management, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor, Oberweis or Delaware Management are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor, Oberweis or Delaware Management to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

There is frequently no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor, Oberweis, or Delaware Management, as applicable, seeks to obtain execution of Fund transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Advisory Agreement authorizes the Advisor, and the Proposed Agreements authorize Oberweis and Delaware Management, to select brokers or dealers on the basis that they provide brokerage, research, or other services or products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or other accounts serviced by the Proposed Sub-Advisor or the Advisor. The Advisor or the applicable Proposed Sub-Advisor may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Advisor or the applicable Proposed Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities that the Advisor or the applicable Proposed Sub-Advisor and their affiliates have with respect to the Fund and to accounts over which they exercise investment discretion.

Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, and relevant interpretive and "no-action" positions taken by the SEC's staff, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of another sub-advisor, who are generally not treated as affiliated brokers) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the applicable sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

BROKERAGE TRANSACTIONS WITH AFFILIATES

During the fiscal year ended December 31, 2004, the Fund did not pay any brokerage commissions to any broker then affiliated with the Advisor or any sub-advisor to the Fund.

OWNERSHIP OF SHARES AND VOTING INFORMATION

As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Fund as a whole. The following table shows each Trustee's aggregate range of shares owned in the WM Group of Funds.

                        EQUITY SECURITIES OWNERSHIP TABLE

                                 (DOLLAR RANGES)

                            (AS OF FEBRUARY 1, 2005)

                                          AGGREGATE DOLLAR
                                          RANGE OF SHARES
                                          OWNED IN THE WM
                                          GROUP OF FUNDS
                                          ----------------
INDEPENDENT TRUSTEES*

Wayne L. Attwood, M.D.                    B

Kristianne Blake                          E

Edmond R. Davis, Esq.                     D

Carrol R. McGinnis                        E

Alfred E. Osborne, Jr. Ph.D.              B

Daniel L. Pavelich                        E

Jay Rockey                                E

Richard C. Yancey                         E

INTERESTED TRUSTEES

Anne V. Farrell                                  E

Michael K. Murphy                                C

William G. Papesh                                E

*For purposes of this table, the term "Independent Trustee" means those Trustees who are not "interested persons" as defined by the 1940 Act.

A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = $100,001 to $250,000

E = over $250,000

As of the Record Date, except as noted below, no persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                      Shares
                                                    Beneficially   Percentage of
                                                      Owned        Shares Owned
                                                    ------------   -------------
Class A
      [N/A]                                             [___]           [___]

Class B
      [N/A]                                             [___]           [___]

Class C
      [N/A]                                             [___]           [___]

Class I
      [WM Strategic Asset Management Portfolios         [___]           [___]
      1201 Third Avenue
      Seattle, Washington 98101]

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and Chief Executive Officer of the Trust; Gary J. Pokrzywinski, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Debra C. Ramsey, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Randall L. Yoakum, Senior Vice President of the Advisor, is Senior Vice President of the Trust; Jeffrey L. Lunzer, First Vice President of the Advisor, is First Vice President, Chief Financial Officer and Treasurer of the Trust; John T. West, First Vice President of the Advisor, is First Vice

President, Chief Compliance Officer, Secretary and Anti-Money Laundering Compliance Officer of the Trust; and Wendi B. Bernard, Assistant Vice President of the Advisor, is Assistant Vice President and Assistant Secretary of the Trust.

No persons act as both officers or Trustees of the Trust and officers or directors of Oberweis or Delaware Management.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER

The Fund's transfer agent is WM Shareholder Services, Inc., which has a principal business address of 1201 Third Avenue, Seattle, Washington 98101. The Fund's principal underwriter is WM Funds Distributor, Inc., which has a principal business address of 12009 Fountain Place, Suite 350, Gold River, California 95670.

OTHER MATTERS

In the event that a quorum is not present for purposes of acting on the Proposed Agreements or if sufficient votes in favor of the Proposed Agreements are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposed Agreements. They will vote against any such adjournment those proxies required to be voted against the Proposed Agreements and will not vote any "broker non-votes" or any proxies that direct them to abstain from voting on the Proposed Agreements.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the consideration of the Proposed Agreements, as mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust begins to print and mail its proxy materials in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

February 23, 2005

                                   APPENDIX A

                        INVESTMENT SUB-ADVISORY AGREEMENT

                 THE SMALL CAP GROWTH FUND OF WM VARIABLE TRUST

                          EFFECTIVE AS OF ____________

      This Investment Sub-Advisory Agreement is made and entered into as of this______ day of __[month]__, 200_, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Oberweis Asset Management, Inc. (the "Sub-Advisor"), a corporation organized under the laws of the state of Illinois

      Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

      Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

      Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

      Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.    Investment Description; Appointment

WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, the Bylaws, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement, each as amended, have been submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective provided, however, that if any such amendment or supplement relates to the Sub-Advisor or may reasonably be expected to materially affect the Sub-Advisor's duties or obligations under this Agreement, WM Advisors agrees to provide copies of such amendment or supplement prior to its effectiveness. WM Advisors agrees to furnish the Sub-Advisor with resolutions approved by the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by the Trust's independent registered public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform the services hereunder. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the portion of the Fund allocated to the Sub-Advisor by WM Advisors from time to time. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below

2.    Services as Investment Sub-Advisor

Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,
(a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act); (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the portion of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

3.    Brokerage

      Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the

Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

4.    Information Provided to the Trust and WM Advisors

      The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of (a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or
(b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures

5.    Standard of Care

      The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.    Compensation

      In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.    Expenses

      The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of investment advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.    Services to Other Companies or Accounts

      WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.    Term of Agreement

      This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10.   Representations of WM Advisors and the Sub-Advisor

      WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

      The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance policies. Furthermore, the

Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

11.   Indemnification

      WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

      Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.   Amendment of this Agreement

      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.   Indemnification Use of Names

      The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Oberweis" and that all use of any designation comprised in whole or part of Oberweis (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

      The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14. Declaration of Trust and Limitation of Liability

    A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15. Entire Agreement; Amendment of Management Agreement

    This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

    The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16. Governing Law

    This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Miscellaneous

    (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

    (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian. WM Advisors shall instruct the Fund's Custodian and other appropriate parties to promptly forward proxies related to securities within the portion of the Fund managed by the Sub-Advisor to the Sub-Advisor, and the Sub-Advisor shall have no liability for failing to vote the proxy for an issuer when it has not received the proxy statement for that issuer. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

    (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

    (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      (e) The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      (f) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) WM Advisors and the Trust's Board of Trustees understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Sub-Advisor has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. WM Advisors and the Trust's Board of Trustees acknowledge that the Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by the Sub-Adviser are subject to various market and business risks.

      (h) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

      If to WM Advisors, Inc. to: Cindy M. Kim
      1201 Third Avenue 22nd Floor Seattle, WA 98101

      If to the Fund, to: Attn: J.B. Kittredge of Ropes & Gray LLC One International Place Boston, MA 02110-2624

      If to the Sub-Advisor, to: Attn: James W. Oberweis
      951 Ice Cream Drive, Suite 200 North Aurora, IL 60542

      (i) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites and identify the Fund to third parties as a client; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors, Inc. for any liability that results from such use.

18. Confidential Information

    "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

      The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

      The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

      Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

      WM ADVISORS, INC.                  WM VARIABLE TRUST, on behalf
                                         of its Small Cap Growth Fund series

      By_____________________________    By________________________

      Name: William G. Papesh            Name: John T. West
      Title: President                   Title: First Vice President

      OBERWEIS ASSET MANAGEMENT, INC.

      By________________________         Dated: _________________

      Name: James W. Oberweis
      Title: President

                                                                         ANNEX A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

      "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

      "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

      "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

      "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of end of month) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

 First             Next             Over
 $250              $250             $500
Million           Million          Million
-------           -------          -------
 0.60%             0.50%            0.40%

                        INVESTMENT SUB-ADVISORY AGREEMENT

                 THE SMALL CAP GROWTH FUND OF WM VARIABLE TRUST

                          EFFECTIVE AS OF ____________

      This Investment Sub-Advisory Agreement is made and entered into as of this______ day of [month], 200 , among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Delaware Management Company, a series of Delaware Management Business Trust, (the "Sub-Advisor"), a statutory trust organized under the laws of the state of Delaware.

      Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

      Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

      Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and Delaware Management Business Trust, of which the Sub-Advisor is a series, is registered as an investment adviser under the Advisers Act; and

      Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1. Investment Description; Appointment

   WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, the Bylaws, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust

Agreement, each as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective; provided, however, that if any such amendment or supplement relates to the Sub-Advisor or may reasonably be expected to materially affect the Sub-Advisor's duties or obligations under this Agreement, WM Advisors agrees to provide copies of such amendment or supplement prior to its effectiveness. WM Advisors agrees to furnish the Sub-Advisor with resolutions approved by the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a copy of any financial statements or reports prepared for the Fund by the Trust's independent registered public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its services hereunder. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the portion of the Fund allocated to the Sub-Advisor by WM Advisors from time to time. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Services as Investment Sub-Advisor

Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,
(a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act) (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

3. Brokerage

   Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

4. Information Provided to the Trust and WM Advisors

   The Sub-Advisor will keep the Trust and WM Advisors informed of developments related to the Sub-Advisor, or its affiliates, their business, condition or prospects, including without limitation material regulatory investigations, that may materially affect the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. For purposes of the preceding sentence only, the term "affiliate" shall mean (i) affiliates of the Sub-Advisor controlled by Delaware Management Holdings, Inc. (or its successor), which directly or indirectly controls the Sub-Advisor, and (ii) any registered broker-dealer or registered investment adviser under common control with the Sub-Advisor. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of
(a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures. WM Advisors agrees to provide Sub-Advisor with all relevant Fund policies, guidelines and procedures.

5. Standard of Care

   The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6. Compensation

   In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7. Expenses

   The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8. Services to Other Companies or Accounts

   WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9. Term of Agreement

   This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of WM Advisors and the Sub-Advisor

    WM Advisors represents and acknowledges, for itself and on behalf of the Fund, that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, (d) it is authorized to perform the services herein, and (e) it has received a copy of Part II of Sub-Advisor's current Form ADV, at least 48 hours prior to signing this Agreement.

    The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance. Furthermore, the Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

11. Indemnification

    WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

    Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12. Amendment of this Agreement

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Indemnification Use of Names

    The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Delaware Management Company, a series of Delaware Management Business Trust," and that all use of any designation comprised in whole or part of Delaware Management Company, a series of Delaware Management Business Trust, (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

    The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. Except as used to identify the Fund to third parties as a client, the use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14. Declaration of Trust and Limitation of Liability

    A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15. Entire Agreement; Amendment of Management Agreement

    This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

    The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over

(ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16. Governing Law

    This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Miscellaneous

    (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Fund shall cause all proxies received by it or on its behalf that relate to securities within the portion of the Fund managed by the Sub-Advisor to be delivered to the Sub-Advisor or its agent on a timely basis.

    (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the

Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

      (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

      (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      (e) The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      (f) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

      If to WM Advisors, to: Attn: Cindy Kim
      1201 Third Avenue 22nd Floor Seattle, WA 98101

      If to the Fund, to: Attn: J. B. Kittredge of Ropes & Gray LLP One International Place Boston, MA 02110-2624

      If to the Sub-Advisor, to: Attn: Patrick Coyne
      2005 Market Street, Philadelphia, PA 19103, with a copy to General Counsel at same address

      (h) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors for any liability that results from such use.

18. Confidential Information

    "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. CONFIDENTIAL INFORMATION SHALL NOT BE DISCLOSED TO THIRD PARTIES WITHOUT SPECIFIC WRITTEN PERMISSION OF THE PROTECTED PARTY. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

      The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that, the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

      The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

      Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

      WM ADVISORS, INC.                WM VARIABLE TRUST, on behalf of its Small
                                       Cap Growth Fund series

      By_____________________________  By________________________

      Name: William G. Papesh          Name: John T. West
      Title: President                 Title: First Vice President

      DELAWARE MANAGEMENT COMPANY,
      a series of DELAWARE MANAGEMENT BUSINESS TRUST

      By________________________        Dated: _________________

      Name:
      Title:

                                                                         ANNEX A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

      "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

      "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust managed by the Sub-Advisor.

      "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

      "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of month end) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund under this Agreement shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

 First      Next      Over
 $250       $250      $500
Million   Million    Million
-------   -------    -------
 0.60%     0.50%      0.40%

               -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE
                                    MAILING-
                               WM GROUP OF FUNDS
                              SMALL CAP GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2005

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints William G. Papesh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shares of the Small Cap Growth Fund (the "Fund"), a series of WM Variable Trust, on March 16, 2005 at 10:00 a.m. Pacific time (the "Meeting"), and any adjournments(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      DATE
               __________________________________________________

               __________________________________________________

Signature(s) NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
________________________________________________________________________________

               -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE
                                    MAILING-

Please fill in box(es) as shown using black or blue ink or number 2 pencil |X| PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

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

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof. The Trustees recommend a vote FOR the Proposals.

                                              FOR     AGAINST    ABSTAIN

      1.To approve the Sub-Advisory Agreement
      relating to the Fund among the Fund, WM [ ]       [ ]        [ ]
      Advisors, Inc. and Oberweis Asset Management Inc.

      2. To approve the Sub-Advisory Agreement
      relating to the Fund among the Fund, WM [ ]       [ ]        [ ]
      Advisors, Inc. and Delaware Management Company.

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE AND
                        RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. VOTE TODAY BY MAIL USING THE ENCLOSED POSTAGE
                                -PAID ENVELOPE.
           VOTE BY TOUCHTONE PHONE AT (800) 690-6903, OR VOTE VIA THE
                                   INTERNET BY
                         LOGGING ONTO WWW.PROXYWEB.COM.

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